PROSPECTUS


                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                Small Cap Value
                                 Equity Income

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
         Benham                American Century          Twentieth Century
         Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                    Value
                               Small Cap Value
                                Equity Income




                                  PROSPECTUS
                                 JULY 30, 1998

                    Value * Small Cap Value * Equity Income
                                INVESTOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                 4500 Main Street * P.O. Box 419200 Kansas City,
                      Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                          1-800-634-4113 * In Missouri:
                      816-444-3485 www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

    The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY SMALL CAP VALUE FUND

    The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies with smaller market capitalizations that management believes to be undervalued at the time of purchase.

 AMERICAN CENTURY EQUITY INCOME FUND

    The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                     AMERICAN CENTURY INVESTMENTS


                                TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds ..........................................    7
   Value ..................................................................    7
   Small Cap Value ........................................................    7
   Equity Income ..........................................................    8
   Policies Applicable to All Funds .......................................    8
Other Investment Practices, Their Characteristics
   and Risks ..............................................................    9
   Foreign Securities .....................................................    9
   Equity Securities ......................................................    9
   Forward Currency Exchange Contracts ....................................   10
   Investments in Smaller Companies .......................................   10
   Portfolio Turnover .....................................................   11
   Repurchase Agreements ..................................................   11
   Futures Contracts ......................................................   11
   Derivative Securities ..................................................   12
   When-Issued Securities .................................................   12
      Investments in Companies with Limited
           Operating Histories ............................................   13
      Short Sales .........................................................   13
      Rule 144A Securities ................................................   13
 Performance Advertising ..................................................   14

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   15
Investing in American Century .............................................   15
How to Open an Account ....................................................   15
           By Mail ........................................................   15
           By Wire ........................................................   15
           By Exchange ....................................................   16
           In Person ......................................................   16
      Subsequent Investments ..............................................   16
           By Mail ........................................................   16
           By Telephone ...................................................   16
           By Online Access ...............................................   16
           By Wire ........................................................   16
           In Person ......................................................   16
      Automatic Investment Plan ...........................................   16
 How to Exchange from One Account to Another ..............................   17
           By Mail ........................................................   17
           By Telephone ...................................................   17
           By Online Access ...............................................   17
 How to Redeem Shares .....................................................   17
           By Mail ........................................................   17
           By Telephone ...................................................   17
           By Check-A-Month ...............................................   17
           Other Automatic Redemptions ....................................   17
      Redemption Proceeds .................................................   17
           By Check .......................................................   18
           By Wire and ACH ................................................   18
      Special Requirements for Large Redemptions ..........................   18
      Redemption of Shares in Low-Balance
           Accounts .......................................................   18
 Signature Guarantee ......................................................   18
 Special Shareholder Services .............................................   19
           Automated Information Line .....................................   19
           Online Account Access ..........................................   19
           Open Order Service .............................................   19
           Tax-Qualified Retirement Plans .................................   19
 Important Policies Regarding Your Investments ............................   19
 Reports to Shareholders ..................................................   20
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   21

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   22
   When Share Price Is Determined .........................................   22
   How Share Price Is Determined ..........................................   22
   Where to Find Information About Share Price ............................   23
Distributions .............................................................   23
Taxes .....................................................................   23
   Tax-Deferred Accounts ..................................................   24
   Taxable Accounts .......................................................   24
Management ................................................................   25
   Investment Management ..................................................   25
   Code of Ethics .........................................................   26
   Transfer and Administrative Services ...................................   26
      Year 2000 Issues ....................................................   26
 Distribution of Fund Shares ..............................................   27
 Further Information About American Century ...............................   27


PROSPECTUS                                      TABLE OF CONTENTS             3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                Value and    Small Cap
                                                              Equity Income    Value
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load
  Imposed on Purchases .........................................  none         none
Maximum Sales Load Imposed
  on Reinvested Dividends ......................................  none         none
Deferred Sales Load ............................................  none         none
Redemption Fee(1) ..............................................  none         none
Exchange Fee ...................................................  none         none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
Management Fees(2) .............................................  1.00%        1.25%
12b-1 Fees .....................................................  none         none
Other Expenses(3) ..............................................  0.00%        0.00%
Total Fund Operating Expenses ..................................  1.00%        1.25%

EXAMPLE:
You would pay the following expenses on a             1 year      $ 10          $13
$1,000 investment, assuming a 5% annual return        3 years      32           39
and redemption at the end of each time period:        5 years      55           68
                                                     10 years      122          150

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management -- Transfer and Administrative Services," page 26.

(3) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions or 12b-1 fees. The funds offer other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 27.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                                     VALUE

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                        1998             1997              1996              1995              1994(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........   $          6.58   $          6.32   $          5.46   $          4.98   $          5.01
                                  ---------------   ---------------   ---------------   ---------------   ---------------
Income From Investment
Operations
   Net Investment Income(2) ...              0.10              0.12              0.13              0.12              0.08
   Net Realized and
     Unrealized Gain (Loss)
     on Investment Transactions              2.35              0.87              1.34              0.75             (0.04)
                                  ---------------   ---------------   ---------------   ---------------   ---------------
   Total From Investment
     Operations ...............              2.45              0.99              1.47              0.87              0.04
                                  ---------------   ---------------   ---------------   ---------------   ---------------
Distributions
   From Net Investment ........             (0.10)            (0.12)            (0.12)            (0.12)            (0.07)
   In Excess of Net
     Investment Income ........              --               --(3)             (0.01)             --                --
   From Net Realized Gains
     on Investment Transactions             (1.20)            (0.61)            (0.48)            (0.27)             --
                                  ---------------   ---------------   ---------------   ---------------   ---------------
   Total Distributions ........             (1.30)            (0.73)            (0.61)            (0.39)            (0.07)
                                  ---------------   ---------------   ---------------   ---------------   ---------------
Net Asset Value, End of Period    $          7.73   $          6.58   $          6.32   $          5.46   $          4.98
                                  ===============   ===============   ===============   ===============   ===============
   Total Return(4) ............             39.94%            15.92%            28.06%            18.56%             0.83%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .......              1.00%             1.00%             0.97%             1.00%             1.00%(5)
Ratio of Net Investment
  Income to Average Net Assets               1.38%             1.86%             2.17%             2.65%             3.37%(5)
Portfolio Turnover Rate .......               130%              111%              145%               94%               79%
Average Commission Paid per
  Share of Equity
  Security Traded .............   $        0.0462   $        0.0459   $        0.0409             --(6)             --(6)
Net Assets, End of Period
  (in thousands) ..............   $     2,713,562   $     1,743,582   $       881,885   $       348,281   $        87,798

(1) September 1, 1993 (inception) through March 31, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5


                             FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                            1998              1997            1996             1995(1)
PER-SHARE
Net Asset Value,
Beginning of Period ...............   $        6.31     $        6.10     $        5.42     $        5.00
                                      -------------     -------------     -------------     -------------
Income From Investment
Operations
  Net Investment Income(2) ........            0.25              0.22              0.20              0.09
  Net Realized and
    Unrealized Gain on
    Investment Transactions .......            1.99              0.75              1.13              0.44
                                      -------------     -------------     -------------     -------------
  Total From Investment
Operations ........................            2.24              0.97              1.33              0.53
                                      -------------     -------------     -------------     -------------
Distributions
  From Net Investment Income ......           (0.24)            (0.21)            (0.19)            (0.09)
  In Excess of Net
    Investment Income .............            --               --(3)             (0.01)             --
  From Net Realized Gains
    on Investment Transactions ....           (1.16)            (0.55)            (0.45)            (0.02)
                                      -------------     -------------     -------------     -------------
  Total Distributions .............           (1.40)            (0.76)            (0.65)            (0.11)
                                      -------------     -------------     -------------     -------------
Net Asset Value, End of Period ....   $        7.15     $        6.31     $        6.10     $        5.42
                                      =============     =============     =============     =============
  Total Return(4) .................           37.78%            16.24%            25.67%            10.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........            1.00%             1.00%             0.98%             1.00%(5)
Ratio of Net Investment
  Income to Average Net Assets ....            3.52%             3.46%             3.51%             4.04%(5)
Portfolio Turnover Rate ...........             158%              159%              170%               45%
Average Commission Paid per
  Share of Equity Security Trade ..   $      0.0453     $      0.0440     $      0.0378             --(6)
Net Assets, End of Period
  (in thousands) ..................   $     355,962     $     199,388     $     116,692     $      52,213


(1) August 1, 1994 (inception) through March 31, 1995.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.

6      FINANCIAL HIGHLIGHTS                        AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

    The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 9), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

SMALL CAP VALUE

    The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies with smaller market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields relative to other smaller capitalization investments.

    The fund will invest its assets primarily in equity securities of companies with smaller market capitalizations. A company shall be considered to have a smaller market capitalization if, at the time of investment, it has a market capitalization that is not greater than the market capitalization of the largest company contained in the S&P/Barra Small-Cap 600 Value Index. The S&P/Barra Small-Cap 600 Value Index is a stock index that tracks the performance of equity securities of smaller capitalization companies


PROSPECTUS                      INFORMATION REGARDING THE FUNDS                7


contained in the S&P Small-Cap 600 Index which have lower price-to-book value ratios and, thus, may be more attractive to investors using the value style of investing. As of December 31, 1997, the largest company contained in the S&P/Barra Small-Cap 600 Value Index had a market capitalization of approximately $2.3 billion, while the median company contained in the index had a market capitalization of approximately $387 million.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 9), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

    The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend-paying history (yield) and prospects for continuing and/or increasing dividend-paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

    Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities and at least 85% of its total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO ALL FUNDS

    Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

    Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

    The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will be limited primarily to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the investment manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

    "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality.

    There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund (see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information).


8      INFORMATION REGARDING THE FUNDS             AMERICAN CENTURY INVESTMENTS


    The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

    In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

    Notwithstanding the fact that the funds will invest primarily in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

    To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.

    The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts or depositary shares or similar instruments (collectively "depositary receipts") are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the lack of uniform accounting, auditing, financial reporting standards and practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

    In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

    Each fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the manager. A fund's


PROSPECTUS                            INFORMATION REGARDING THE FUNDS          9


investments in convertible debt securities and other high yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in the following section, are an example of the type of derivative security in which a fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as depositary receipts, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

INVESTMENTS IN SMALLER COMPANIES

    Small Cap Value will invest primarily in securities of companies having smaller market capitalizations. These smaller companies may present greater opportunities for capital appreciation, but may also involve


10    INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


greater risks than larger issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, the securities of such companies may be more likely to be delisted from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and this volatility and limited liquidity may be reflected in the net asset value of the fund.

PORTFOLIO TURNOVER

    The total portfolio turnover rates of Value and Equity Income are shown in the Financial Highlights tables of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 23.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions only with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

FUTURES CONTRACTS

    Each fund may enter into domestic stock futures contracts. A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Rather than actually purchasing the specific financial assets, or the securities of a market index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.


PROSPECTUS                              INFORMATION REGARDING THE FUNDS       11


    When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the underlying financial assets fluctuates, the parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variation margin may not be disposed of so long as the fund maintains the contract.

    The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will invest only in exchange-traded futures. In addition, the value of futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, a fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment because each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There is a range of risks associated with derivative investments, including but not limited to:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there will be no liquid secondary market, or the possibility that price fluctuation limits will be imposed by the relevant exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument will result in a loss substantially greater than a fund's initial investment; and

    *   the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis or forward


12     INFORMATION REGARDING THE FUNDS             AMERICAN CENTURY INVESTMENTS


commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORIES

    The funds may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    A fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       13


 PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations such as Lipper Analytical Services or Donoghue's Money Fund Report and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard and Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value), the S& P/Barra Small-Cap 600 Value Index (with regard to Small Cap Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


14     INFORMATION REGARDING THE FUNDS            AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 21.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts (UGMA/UTMA) accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 16.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you


PROSPECTUS            HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS        15


   are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
    Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
    (BBI OR FREE FORM TEXT):
    *    Taxpayer identification or Social Security number.
    * If more than one account, account numbers and amount to be invested in each account.
    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 17 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Upon completion of your application and once your account is open, you may make investments by telephone. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Upon completion of your application and once your account is open, you may make investments online.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 18 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    By completing the application and electing to make investments automatically, we will draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Investor Services Representative.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 22.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 18.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 19) upon completion and receipt of your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online. This service is established upon completion and receipt of your application or by calling us at 1-800-345-2021 to get the appropriate form.


HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 18.

BY TELEPHONE

    Upon completion of your application and once your account is open, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Investor Services Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       17


    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities, selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. See "How to Open An Account," page 15. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


 SPECIAL SHAREHOLDER SERVICES

    We offer several services to make your account easier to manage. These are listed on the account application. You will find more information about each of these services in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. You also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of the fund. You can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and


PROSPECTUS             HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS        19


         redemptions.  In addition,  we also may alter,  add to or terminate any
         investor   services  and   privileges.   Any  changes  may  affect  all
         shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


EMPLOYER-SPONSORED RETIREMENT PLANS
AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       21


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset values next determined after acceptance on the funds' behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily


22     ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value may be obtained by calling us or by accessing our Web site (www.americancentury.com).


 DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       23


TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a


24  ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


capital gain or loss and generally will be considered long-term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term, subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of a fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of a fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in a fund's portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    PHILLIP N. DAVIDSON, Vice President and Portfolio Manager, joined American Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

    R. TODD VINGERS, Portfolio Manager, joined American Century in August 1994 as an Investment Analyst, a position he held until February 1998. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Vingers attended the University of Chicago Graduate School of Business from October 1992 to June 1994, where he obtained his MBA degree.


    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Investor Class of the funds, the manager receives an annual fee of 1% of the average net assets of Value and Equity Income and 1.25% of the average net assets of Small Cap Value.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


PROSPECTUS                        ADDITIONAL INFORMATION YOU SHOULD KNOW     25


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on


26     ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS


each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.


    In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.

    In addition, the issuers of the securities in which the funds invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the funds' performance.


DISTRIBUTION OF FUND SHARES

    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., (the "Corporation"), the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

    The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers four classes of Value and Equity Income: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. American Century offers three classes of the Real Estate and Small Cap Value funds: an Investor Class, an Institutional Class and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions or 12b-1 fees.

    The other classes of shares are offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this


PROSPECTUS                ADDITIONAL INFORMATION YOU SHOULD KNOW              27


Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


28   ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                       NOTES       29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

PERSON-TO-PERSON ASSISTANCE:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM


                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)


9807           [recycled logo]
SH-BKT-11946      Recycled

                                   PROSPECTUS

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998


                                   AMERICAN
                                    CENTURY
                                     GROUP

                               Real Estate Fund

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
    Benham Group               American Century           Twentieth Century
                                    Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                              Real Estate Fund


                                   PROSPECTUS

                                 JULY 30, 1998

                               Real Estate Fund

                                INVESTOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The American Century Real Estate Fund is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P.O. Box 419200
               Kansas City, Missouri 64141-6200 * 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                  1-800-634-4113 * In Missouri: 816-444-3485
                            www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY REAL ESTATE FUND

    The investment objective of American Century Real Estate Fund is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    6
   Investment Objective ...................................................    6
   Investment Strategy ....................................................    6
   Investments in Real Estate .............................................    6
   Investment Philosophy ..................................................    7
Other Investment Practices, Their Characteristics
   and Risks ..............................................................    8
   U.S. Fixed Income Securities ...........................................    8
   Diversification ........................................................    8
   When-Issued Securities .................................................    8
   Rule 144A Securities ...................................................    9
   Borrowing ..............................................................    9
   Portfolio Turnover .....................................................    9
   Repurchase Agreements ..................................................    9
   Futures and Options ....................................................   10
   Investments in Companies With Limited
      Operating Histories .................................................   10
Performance Advertising ...................................................   10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   12
Investing in American Century .............................................   12
How to Open an Account ....................................................   12
           By Mail ........................................................   12
           By Wire ........................................................   12
           By Exchange ....................................................   13
           In Person ......................................................   13
      Subsequent Investments ..............................................   13
           By Mail ........................................................   13
           By Telephone ...................................................   13
           By Online Access ...............................................   13
           By Wire ........................................................   13
           In Person ......................................................   13
      Automatic Investment Plan ...........................................   13
 How to Exchange From One Account to Another ..............................   13
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Online Access ...............................................   14
 How to Redeem Shares .....................................................   14
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Check-A-Month ...............................................   14
           Other Automatic Redemptions ....................................   14
      Redemption Proceeds .................................................   14
           By Check .......................................................   14
           By Wire and ACH ................................................   14
      Special Requirements for Large Redemptions ..........................   15
      Redemption of Shares in Low-Balance Accounts ........................   15
 Signature Guarantee ......................................................   15
 Special Shareholder Services .............................................   15
           Automated Information Line .....................................   15
           Online Account Access ..........................................   16
           Open Order Service .............................................   16
           Tax-Qualified Retirement Plans .................................   16
 Important Policies Regarding Your Investments ............................   16
 Reports to Shareholders ..................................................   17
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   17

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   19
   When Share Price Is Determined .........................................   19
   How Share Price Is Determined ..........................................   19
   Where to Find Information About Share Price ............................   20
Distributions .............................................................   20
Taxes .....................................................................   20
   Tax-Deferred Accounts ..................................................   20
   Taxable Accounts .......................................................   20
Management ................................................................   22
   Investment Management ..................................................   22
   Performance History of the Subadvisor ..................................   23
   Performance Highlights .................................................   24
   Code of Ethics .........................................................   25
   Transfer and Administrative Services ...................................   25
   Year 2000 Issues .......................................................   25
Distribution of Fund Shares ...............................................   26
Further Information About American Century ................................   26


PROSPECTUS                                               TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

 SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ............................  none
Maximum Sales Load Imposed on Reinvested Dividends .................  none
Deferred Sales Load ................................................  none
Redemption Fee(1) ..................................................  none
Exchange Fee .......................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees(2) .................................................  1.20%
12b-1 Fees .........................................................  none
Other Expenses(3) ..................................................  0.00%
Total Fund Operating Expenses ......................................  1.20%

EXAMPLE:
You would pay the following expenses on a                1 year        $12
$1,000 investment, assuming a 5% annual return and       3 years        38
redemption at the end of each time period:               5 years        66

                                                        10 years       145

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by the fund's manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 25.

(3) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The fund offers two other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 26.


4   TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                               REAL ESTATE FUND

  The Financial Highlights for each of the periods presented has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                                           1998(1)                1997             1996             1995(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................   $       16.06        $       12.29      $        9.82   $       10.00
                                                        -------------        -------------      -------------   -------------
Income From Investment Operations

   Net Investment Income ............................            0.25(3)              0.67(3)            0.55            0.07

   Net Realized and Unrealized Gain
(Loss)
      on Investment Transactions ....................            0.26                 4.13               2.27           (0.25)
                                                        -------------        -------------      -------------   -------------
   Total From Investment Operations .................            0.51                 4.80               2.82           (0.18)
                                                        -------------        -------------      -------------   -------------
Distributions

   From Net Investment Income .......................           (0.18)               (0.48)             (0.35)           --

   From Net Realized Gains on Investment Transactions           (0.27)               (0.55)              --              --
                                                        -------------        -------------      -------------   -------------
   Total Distributions ..............................           (0.45)               (1.03)             (0.35)           --
                                                        -------------        -------------      -------------   -------------
Net Asset Value, End of Period ......................   $       16.12        $       16.06      $       12.29   $        9.82
                                                        =============        =============      =============   =============
   Total Return(4) ..................................            3.26%               40.69%             29.28%          (1.80)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...            1.15%(5)             1.17%              1.00%           1.50%(5)

Ratio of Operating Expenses to Average Net
Assets
   (before expense waivers and reimbursements)(6) ...            1.20%(5)             1.82%              6.83%          14.83%(5)

Ratio of Net Investment Income to Average Net Assets             3.75%(5)             4.48%              5.84%           6.66%(5)

Ratio of Net Investment Income to Average Net
Assets
   (before expense waivers and reimbursements)(6) ...            3.70%(5)             3.84%              0.01%     (6.67)%(5)

Portfolio Turnover Rate .............................              28%                  69%                86%           --

Average Commission Paid per Share of
   Equity Security Traded ...........................   $      0.0534        $      0.0528      $      0.0545            --

Net Assets, End of Period (in thousands) ............   $     135,922        $      76,932      $       7,209   $       2,983

(1) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month annual reporting period.

(2) September 21, 1995 (inception) through October 31, 1995.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund and prior to the unified management fee structure, effective June 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

PROSPECTUS                                              FINANCIAL HIGHLIGHTS   5


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE

    The fund's primary investment objective is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry. There can be no assurance that the fund will achieve its investment objective.

INVESTMENT STRATEGY

    Under normal conditions, the fund will invest no less than 80% of its total assets in equity securities of companies that are real estate investment trusts (REITs) or are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

    The fund also may invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 8.)

    REITs pool investor funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

    The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of REITs and companies that are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to general, regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If


6   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean-up costs.

    Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

    To the extent the fund is invested in debt securities (including asset-backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

    The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY

    The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

    The fund's approach is initially driven by an internally generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

    This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

    This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with a review of the company's management depth, financial structure and business strategy is performed.

    In managing the fund, the subadvisor uses a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 22.)


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

U.S. FIXED INCOME SECURITIES

    The fund may invest in fixed income securities for income or as a defensive strategy when the manager believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation, or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

    Securities   rated  in  the  lowest   investment-grade   category  may  have
speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event a debt security held by the fund is downgraded to below investment grade, the fund is not automatically required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high-quality money-market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

    The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributions to shareholders. (See "Distributions," page 20, and "Taxes," page 20.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

WHEN-ISSUED SECURITIES

    The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on when-issued securities. Accordingly, the value of a when-issued security may decline prior to delivery, which could result in a loss to the fund. The fund will segregate cash or appropriate liquid assets in an amount at least equal to the when-issued commitments. No income will accrue to the fund prior to delivery.


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Because the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

BORROWING

    The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER

    The total portfolio turnover rate of the fund is shown in the Financial Highlights tables of the Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objective. The manager believes that the rate of portfolio turnover is irrelevant when it or the subadvisor determines a change is in order to achieve its objective and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the fund pays directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 20.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to its investment policies.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract that reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will segregate cash or appropriate liquid assets in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or appropriate liquid assets equal to the value of the securities underlying the option unless the option is otherwise covered.

INVESTMENTS IN COMPANIES WITH LIMITED  OPERATING HISTORIES

    The fund may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    The fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the


10   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The fund also may include in advertisements data comparing its performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services), and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                                   INFORMATION REGARDING THE FUND   11


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest with American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 17.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You also must certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month (see "Automatic Investment Plan," page 13). The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information on the following page.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):
    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri  64111

    4917 Town Center Drive
    Leawood, Kansas  66211

    1665 Charleston Road
    Mountain View, California  94043

    2000 S. Colorado Blvd.
    Denver, Colorado  80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Upon completion of your application and once your account is open, you may make investments by telephone. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Upon completion of your application and once your account is open, you may make investments online.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    By completing the application and electing to make investments automatically, we will draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the fund's net asset values is calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 19.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions (see "Special Requirements for Large Redemptions," page 15).

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 15) upon completion and receipt of your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online. This service is established upon completion and receipt of your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee (see "Signature Guarantee," page 15).

BY TELEPHONE

    Upon completion of your application and once your account is open, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Investor Services Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission.


14  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


    Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If you expect to make a large redemption and you would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. Receipt of your instruction 15 days prior to the transaction provides the fund sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. See "How to Open An Account," page 12. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several services to make your account easier to manage. These are listed on the account application. You will find more information about each of these services in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You also may use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, account value and most recent transactions. If you


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   15


have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of your fund. You can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    * Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence


16  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


       satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

 (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you better understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance com-


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   17


pany or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders, and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange, are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class shares of the fund is published in leading newspapers daily. The net asset value may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. Additionally, the fund may receive distributions of "unrecaptured Section 1250" gains from REITs. To the extent the fund receives such distributions, "unrecaptured Section 1250" gains will be distributed to shareholders of the fund. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you


20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain). See "Distributions," page 20.

    Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e., depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. The fund may pay a return of capital distribution to its shareholders by distributing more cash than its taxable income. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of returned capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distributions and the returns of capital are significant.

    Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months, and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   21


therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

    The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Taxes-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    RREEF America, L.L.C., acting pursuant to a subadvisory agreement among it, American Century Investment Management, Inc. and the fund, makes the day-to-day investment decisions for the fund in accordance with the fund's investment objective, policies and restrictions under the supervision of the manager and the Board of Directors.

    The portfolio manager members of the subadvisor's team that manages the fund and their work experience for the last five years are as follows:

    KIM G. REDDING, Portfolio Manager, is one of the fund's primary portfolio managers. Mr. Redding is a Senior Vice President of RREEF America, L.L.C. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and prior thereto he was the President of Redding, Melchor & Company, an investment advisor. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.

    KAREN J. KNUDSON, Portfolio Manager, is one of the fund's primary portfolio managers. Ms. Knudson is a Senior Vice President of RREEF America, L.L.C. Prior to joining the subadvisor, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

    The   representative  of  the  investment  manager  that  will  oversee  the subadvisor's operation of the fund is as follows:

    MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.

    The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Investor Class of the fund, the manager receives an annual fee of 1.20% of the average net assets of the fund.

    On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 1.20% of the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    For subadvisory services, the manager pays the subadvisor an annual fee of 0.425% of the average net assets of the fund.


22   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


PERFORMANCE HISTORY OF THE SUBADVISOR

    While the subadvisor has limited operational history with the fund, set forth on page 24 are certain performance data, provided by the subadvisor, relating to the performance of all private accounts managed by the subadvisor using investment strategies and techniques similar to those used for the fund. Also set forth on page 24, for comparison, are the performances of widely recognized indices of market activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded common stocks.

    The  results   presented  may  not  necessarily   equate  with  the  returns
experienced by the fund, owing to the differences in brokerage commissions, investment and management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs, such as registration fees borne by the fund but not incurred by the private accounts. Investors should not rely on the following data as an indication of future performance of the subadvisor or of the fund. Investors should be aware that the use of methods for computing performance numbers different than that used by the subadvisor, with respect to its accounts could result in performance data different than those shown.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   23


                            PERFORMANCE HIGHLIGHTS

                               (See Notes Below)

ANNUALIZED RETURNS FROM OCTOBER 1987 THROUGH DECEMBER 1997
RREEF Real Estate Securities Advisers
   Before Fees ....................................................  19.7%
   After Fees .....................................................  19.0%
NAREIT Equity Less Healthcare .....................................  16.0%
Wilshire REIT Index ...............................................  15.0%

                                                              For the Years Ended December 31,

                                   1988    1989      1990     1991     1992    1993      1994     1995     1996    1997

ANNUAL TIME-WEIGHTED RETURNS

RREEF Real Estate Securities Advisers
   Before Fees ..................  8.2%    7.7%     (4.8)%    32.9%    29.4%   19.0%     4.8%     13.9%    41.1%   25.8%
   After Fees ...................  6.8%    6.1%     (6.4)%    30.9%    28.1%   18.0%     4.3%     13.0%    40.3%   25.1%
NAREIT Equity Less Healthcare ...  15.8%   4.6%     (23.6)%   29.4%    20.7%   18.7%     3.0%     14.2%    36.4%   20.5%
Wilshire REIT Index .............  17.5%   2.7%     (23.4)%   23.8%    15.3%   15.2%     2.7%     12.2%    37.0%   19.7%

  Notes:  The  subadvisor's   "After  Fees"  performance   includes   reinvested
dividends, capital gains and losses, and deducts advisory fees (generally between 0.65% and 0.75%) and other account expenses. The subadvisor's "Before Fees" performance is presented before applicable advisory fees and reflects growth investment results. Other indices noted do not deduct advisory fees. Past performance indicated for the subadvisor relates to all discretionary accounts managed using investment strategies and techniques similar to those used by the fund, and includes, for the period prior to July 1993, performance under a predecessor advisor (K.G. Redding & Associates) using the same investment approach and under the same primary portfolio manager. Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.

    The Wilshire REIT Index is a market capitalization weighted index comprised of 110 equity REITs as of December 1997. It does not include special purpose or healthcare REITs. The NAREIT Equity without Healthcare Index is a market capitalization weighted index comprised of 169 REITs, as of December 1997, with 75% or greater of their gross assets invested in equity ownership of real estate and excludes healthcare REITs.


24   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century, or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or its manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the co-administrator for the fund. FDI is responsible for (i) providing certain officers of the fund, and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The fund and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the fund's and the manager's other major service providers and vendors. The key phases


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   25


of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the fund will not directly bear any of the cost.


    In light of these remediation efforts, the fund does not anticipate a material adverse impact on its business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the fund's business, operations or financial condition.

    In addition, the issuers of the securities in which the fund invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the fund's performance.


DISTRIBUTION OF FUND SHARES

    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchases orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc. the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

    American Century Capital Portfolios, Inc. is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The American Century Real Estate Fund commenced operations June 16, 1997, after the RREEF Real Estate Securities Fund merged into the fund. As a successor to the RREEF fund, the prior performance history of the RREEF fund will continue in the fund.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of the fund: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions or 12b-1 fees.

    The other classes of shares are offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional


26   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   27


                                     NOTES


28   NOTES                                         AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

9807           [recycled logo]
SH-BKT-12606      Recycled

                                   PROSPECTUS

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                Small Cap Value
                                 Equity Income

ADVISOR CLASS

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
         Benham                American Century          Twentieth Century
         Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                    Value
                               Small Cap Value
                                Equity Income




                                  PROSPECTUS

                                 JULY 30, 1998

                    Value * Small Cap Value * Equity Income

                                 ADVISOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load or low-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                             www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY VALUE FUND

    The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

 AMERICAN CENTURY SMALL CAP VALUE FUND

    The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies with smaller market capitalizations that management believes to be undervalued at the time of purchase.

 AMERICAN CENTURY EQUITY INCOME FUND

    The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income- producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

 There is no assurance that the funds will achieve their investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2     INVESTMENT OBJECTIVES                       AMERICAN CENTURY INVESTMENTS


                                TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
Performance Information of Other Class ....................................    7

INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds ..........................................    9
  Value ...................................................................    9
  Small Cap Value .........................................................    9
  Equity Income ...........................................................   10
  Policies Applicable to All Funds ........................................   10
Other Investment Practices,
  Their Characteristics and Risks .........................................   11
 Foreign Securities .......................................................   11
 Equity Securities ........................................................   11
 Forward Currency Exchange Contracts ......................................   12
 Investments in Smaller Companies .........................................   12
 Portfolio Turnover .......................................................   13
 Repurchase Agreements ....................................................   13
 Futures Contracts ........................................................   13
 Derivative Securities ....................................................   14
 When-Issued Securities ...................................................   14
 Short Sales ..............................................................   15
 Investments in Companies With
    Limited Operating Histories ...........................................   15
 Rule 144A Securities .....................................................   15
Performance Advertising ...................................................   16

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
How to Purchase and Sell American
 Century Funds ............................................................   17
How to Exchange from One American
 Century Fund to Another ..................................................   17
How to Redeem Shares ......................................................   17
 Special Requirements for Large Redemptions ...............................   17
Telephone Services ........................................................   18
 Investors Line ...........................................................   18

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   19
 When Share Price Is Determined ...........................................   19
 How Share Price Is Determined ............................................   19
 Where to Find Information About Share Price ..............................   20
Distributions .............................................................   20
Taxes .....................................................................   20
 Tax-Deferred Accounts ....................................................   20
 Taxable Accounts .........................................................   21
Management ................................................................   22
 Investment Management ....................................................   22
 Code of Ethics ...........................................................   22
 Transfer and Administrative Services .....................................   23
 Year 2000 Issues .........................................................   23
Distribution of Fund Shares ...............................................   23
 Service and Distribution Fees ............................................   24
Further Information About American Century ................................   24



PROSPECTUS                                        TABLE OF CONTENTS       3


                     TRANSACTION AND OPERATING EXPENSE TABLE
                                                               Value and       Small
                                                            Equity Income    Cap Value
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ......................    none          none
Maximum Sales Load Imposed
on Reinvested Dividends ......................................    none          none
Deferred Sales Load ..........................................    none          none
Redemption Fee ...............................................    none          none
Exchange Fee .................................................    none          none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
Management Fees ..............................................    0.75%         1.00%
12b-1 Fees(1) ................................................    0.50%         0.50%
Other Expenses(2) ............................................    0.00%         0.00%
Total Fund Operating Expenses ................................    1.25%         1.50%

EXAMPLE:
You would pay the following expenses on a           1 year        $ 13          $ 15
$1,000 investment, assuming a 5% annual return      3 years         40            47
and redemption at the end of each time period:      5 years         68            81
                                                   10 years        150           178

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 24.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The funds offer other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 24.


4 TRANSACTION AND OPERATING EXPENSE TABLE          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                     VALUE

  The sale of the Advisor Class of the fund commenced on October 2, 1996. Performance information of the original class of shares which commenced operations on September 1, 1993, is presented on page 7.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the period ended March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the period ended March 31, except as noted.

                                                  1998              1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....    $       6.58      $       6.71
                                             ------------      ------------
Income From Investment Operations
  Net Investment Income(2) ..............            0.08              0.05
  Net Realized and Unrealized Gain
     on Investment Transactions .........            2.35              0.48
                                             ------------      ------------
  Total From Investment Operations ......            2.43              0.53
                                             ------------      ------------
Distributions
  From Net Investment Income ............           (0.08)            (0.05)
  In Excess of Net Investment Income ....            --               --(3)
  From Net Realized Gains on
     Investment Transactions ............           (1.20)            (0.61)
                                             ------------      ------------
  Total Distributions ...................           (1.28)            (0.66)
                                             ------------      ------------
Net Asset Value, End of Period ..........    $       7.73      $       6.58
                                             ============      ============
  Total Return(4) .......................           39.60%             8.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ................            1.25%             1.25%(5)
Ratio of Net Investment Income
  to Average Net Assets .................            1.13%             1.50%(5)
Portfolio Turnover Rate .................             130%              111%
Average Commission Paid per
   Share of Equity Security Traded ......    $     0.0462      $     0.0459
Net Assets, End of Period
   (in thousands) .......................    $     56,118      $     29,250

(1) October 2, 1996 (commencement of sale) through March 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


PROSPECTUS                                        FINANCIAL HIGHLIGHTS       5


                             FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

  The  sale of the  Advisor  Class  of the fund  commenced  on  March  7,  1997.
Performance information of the original class of shares which commenced operations on August 1, 1994, is presented on page 8.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the period ended March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the period ended March 31, except as noted.

                                                      1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........     $    6.31       $    6.57
                                                  ---------       ---------
Income From Investment Operations
   Net Investment Income(2) .................          0.23            0.02
   Net Realized and Unrealized Gain
      on Investment Transactions ............          2.00            0.21
                                                  ---------       ---------
   Total From Investment Operations .........          2.23            0.19
                                                  ---------       ---------
Distributions
   From Net Investment Income ...............         (0.22)          (0.07)
   In Excess of Net Investment Income .......          --             --(3)
   From Net Realized Gains on
      Investment Transactions ...............         (1.16)           --
                                                  ---------       ---------
   Total Distributions ......................         (1.38)          (0.07)
                                                  ---------       ---------
Net Asset Value, End of Period ..............     $    7.16       $    6.31
                                                  =========       =========
   Total Return(4) ..........................         37.71%          (2.89)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ....................          1.25%           1.25%(5)
Ratio of Net Investment Income
   to Average Net Assets ....................          3.27%           1.64%(5)
Portfolio Turnover Rate .....................           158%            159%
Average Commission Paid per
   Share of Equity Security Traded ..........     $  0.0453       $  0.0440
Net Assets, End of Period
   (in thousands) ...........................     $     731       $      18

(1) March 7, 1997 (commencement of sale) through March 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


6  FINANCIAL HIGHLIGHTS                            AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS
                                     VALUE

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the years ended March 31, except as noted

                                                  1998             1997           1996             1995            1994(1)
PER-SHARE DATA
Net Asset Value,  Beginning of Period ....$          6.58  $          6.32   $          5.46   $          4.98   $          5.01
                                          ---------------  ---------------   ---------------   ---------------   ---------------
Income From Investment Operations
  Net Investment Income(2) ...............           0.10             0.12              0.13              0.12              0.08
  Net Realized and Unrealized Gain
     (Loss) on Investment Transactions ...           2.35             0.87              1.34              0.75             (0.04)
                                          ---------------  ---------------   ---------------   ---------------   ---------------
  Total From Investment Operations .......           2.45             0.99              1.47              0.87              0.04
                                          ---------------  ---------------   ---------------   ---------------   ---------------
Distributions
  From Net Investment Income .............          (0.10)           (0.12)            (0.12)            (0.12)            (0.07)
  In Excess of Net Investment Income .....           --              --(3)             (0.01)             --                --
  From Net Realized Gains on
     Investment Transactions .............          (1.20)           (0.61)            (0.48)            (0.27)             --
                                          ---------------  ---------------   ---------------   ---------------   ---------------
  Total Distributions ....................          (1.30)           (0.73)            (0.61)            (0.39)            (0.07)
                                          ---------------  ---------------   ---------------   ---------------   ---------------
Net Asset Value, End of Period ...........$          7.73  $          6.58   $          6.32   $          5.46   $          4.98
                                          ===============  ===============   ===============   ===============   ===============
  Total Return(4) ........................          39.94%           15.92%            28.06%            18.56%             0.83%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets .................           1.00%            1.00%             0.97%             1.00%             1.00%(5)
Ratio of Net Investment Income
   to Average Net Assets .................           1.38%            1.86%             2.17%             2.65%             3.37%(5)
Portfolio Turnover Rate ..................           1.30%             111%              145%               94%               79%
Average Commission Paid per
   Share of Equity Security Traded .......$        0.0462  $        0.0459   $        0.0409             --(6)             --(6)
Net Assets, End of Period
   (in thousands) ........................$     2,713,562  $     1,743,582   $       881,885   $       348,281   $        87,798

(1) September 1, 1993 (inception) through March 31, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS          7


                    PERFORMANCE INFORMATION OF OTHER CLASS
                                 EQUITY INCOME

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the years ended March 31, except as noted

                                                    1998            1997             1996              1995(1)
PER-SHARE DATA
Net Asset Value,  Beginning of Period .....   $        6.31     $        6.10     $        5.42     $        5.00
                                              -------------     -------------     -------------     -------------
Income From Investment Operations
  Net Investment Income(2) ................            0.25              0.22              0.20              0.09
  Net Realized and Unrealized Gain
     on Investment Transactions ...........            1.99              0.75              1.13              0.44
                                              -------------     -------------     -------------     -------------
Total From Investment Operations ..........            2.24              0.97              1.33              0.53
                                              -------------     -------------     -------------     -------------
Distributions
  From Net Investment Income ..............           (0.24)            (0.21)            (0.19)            (0.09)
  In Excess of Net Investment Income ......            --               --(3)             (0.01)             --
  From Net Realized Gains on
     Investment Transactions ..............           (1.16)            (0.55)            (0.45)            (0.02)
                                              -------------     -------------     -------------     -------------
  Total Distributions .....................           (1.40)            (0.76)            (0.65)            (0.11)
                                              -------------     -------------     -------------     -------------
Net Asset Value, End of Period ............   $        7.15     $        6.31     $        6.10     $        5.42
                                              =============     =============     =============     =============
     Total Return(4) ......................           37.78%            16.24%            25.67%            10.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ..................            1.00%             1.00%             0.98%             1.00%(5)
Ratio of Net Investment Income
   to Average Net Assets ..................            3.52%             3.46%             3.51%             4.04%(5)
Portfolio Turnover Rate ...................             158%              159%              170%               45%
Average Commission Paid per
   Share of Equity Security Traded ........   $      0.0453     $      0.0440     $      0.0378             --(6)
Net Assets, End of Period
   (in thousands) .........................   $     355,962     $     199,388     $     116,692     $      52,213

(1) August 1, 1994 (inception), through March 31, 1995.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.

8     PERFORMANCE INFORMATION OF OTHER CLASS       AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

    The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 11), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

SMALL CAP VALUE

    The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities of companies with smaller market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields relative to other smaller capitalization investments.

    The fund will invest its assets primarily in equity securities of companies with smaller market capitalizations. A company shall be considered to have a smaller market capitalization if, at the time of investment, it has a market capitalization that is not greater than the market capitalization of the largest company contained in the S&P/Barra Small-Cap 600 Value Index. The S&P/Barra Small-Cap 600 Value Index is a stock index that tracks the performance of equity securities of smaller capitalization companies contained in the S&P Small-Cap 600 Value Index which


PROSPECTUS                       INFORMATION REGARDING THE FUNDS               9


have higher book value-to-price ratios and, thus, may be more attractive to investors using the value style of investing. As of December 31, 1997, the largest company contained in the S&P/Barra Small-Cap 600 Value Index had a market capitalization of approximately $2.3 billion, while the median company contained in the index had a market capitalization of approximately $387 million.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 11), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

    The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend-paying history (yield) and prospects for continuing and/or increasing dividend-paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend-income and secondarily of capital appreciation (or depreciation).

    Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities and at least 85% of its total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO ALL FUNDS

    Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

    Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

    The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will be limited primarily to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the investment manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

    "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality.

    There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund (see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information).


10     INFORMATION REGARDING THE FUNDS             AMERICAN CENTURY INVESTMENTS


    The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

    In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

    Notwithstanding the fact the funds will invest primarily in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

    To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.

    The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts or depositary shares or similar instruments (collectively "depositary receipts") are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the lack of uniform accounting, auditing, financial reporting standards and practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

    In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

    Each fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the manager.


PROSPECTUS                            INFORMATION REGARDING THE FUNDS         11


A fund's investments in convertible debt securities and other high yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in the following section, are an example of the type of derivative security in which a fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as depositary receipts, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

INVESTMENTS IN SMALLER COMPANIES

    Small Cap Value will invest primarily in securities of companies having smaller market capitalizations. These smaller companies may present greater opportunities for capital appreciation, but may also involve


12     INFORMATION REGARDING THE FUNDS              AMERICAN CENTURY INVESTMENTS


greater risks than larger issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, the securities of such companies may be more likely to be delisted from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and this volatility and limited liquidity may be reflected in the net asset value of the fund.

PORTFOLIO TURNOVER

    The total portfolio turnover rates of Value and Equity Income are shown in the Financial Highlights tables of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 20.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions only with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

FUTURES CONTRACTS

    Each fund may enter into domestic stock futures contracts. A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Rather than actually purchasing the specific financial assets, or the securities of a market index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.


PROSPECTUS                             INFORMATION REGARDING THE FUNDS       13


    When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the underlying financial assets fluctuates, the parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variation margin may not be disposed of so long as the fund maintains the contract.

    The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will invest only in exchange-traded futures. In addition, the value of futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, a fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There is a range of risks associated with derivative investments, including but not limited to:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there will be no liquid secondary market, or the possibility that price fluctuation limits will be imposed by the relevant exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument will result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis or forward commitment basis when, in the opinion of the man-


14   INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


ager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

INVESTMENTS IN COMPANIES WITH LIMITED  OPERATING HISTORIES

    The funds may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    A fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


PROSPECTUS                             INFORMATION REGARDING THE FUNDS       15


 PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Advisor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations such as Lipper Analytical Services or Donoghue's Money Fund Report and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard and Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value), the S& P/Barra Small-Cap 600 Value Index (with regard to Small Cap Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


16   INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following sections explain how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN CENTURY
FUNDS

    One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a fund, see "Investment  Policies of the Funds,"
page  9  or  call  one  of  our   Institutional   Service   Representatives   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 19.

    We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

    Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 19. If you have any questions about how to redeem, contact your plan administrator, employee benefits office or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be


PROSPECTUS                   HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  17


selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


18   HOW TO INVEST WITH AMERICAN CENTURY           AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

 SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset values next determined after acceptance on the funds' behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is


PROSPECTUS                         ADDITIONAL INFORMATION YOU SHOULD KNOW     19


traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan


20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


administrator,  your plan's  summary plan  description,  or a  professional  tax
advisor   regarding  the  tax   consequences  of   participation  in  the  plan,
contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term, subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash


PROSPECTUS                         ADDITIONAL INFORMATION YOU SHOULD KNOW     21


sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of a fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of a fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in a fund's portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    PHILLIP N. DAVIDSON, Vice President and Portfolio Manager, joined American Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

    R. TODD VINGERS, Portfolio Manager, joined American Century in August 1994 as an Investment Analyst, a position he held until February 1998. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Vingers attended the University of Chicago Graduate School of Business from October 1992 to June 1994, where he obtained his MBA degree.


    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the funds, the manager receives an annual fee of 0.75% of the average net assets of Value and Equity Income and 1% of the average net assets of Small Cap Value.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios


22   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.


    In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.

    In addition, the issuers of the securities in which the funds invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the funds' performance.


DISTRIBUTION OF FUND SHARES

    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


PROSPECTUS                       ADDITIONAL INFORMATION YOU SHOULD KNOW       23


    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.

SERVICE AND DISTRIBUTION FEES

    Rule 12b-1 adopted by the SEC under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and entered into a Master Distribution and Shareholder Services Plan (the Plan) with the distributor. Pursuant to the Plan, each fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Multiple Class Structure--Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., (the "Corporation"), the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

    The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers four classes of Value and Equity Income: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. American Century offers three classes of the Real Estate and Small Cap Value funds: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is made available primarily to retail investors. The Institutional Class and Service Class are offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional or Service Classes of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales


24   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW       25


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

WWW.AMERICANCENTURY.COM

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

9807           [recycled logo]
SH-BKT-11948      Recycled

                                   PROSPECTUS

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                               Real Estate Fund

ADVISOR CLASS

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
    Benham Group               American Century           Twentieth Century
                                    Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                              Real Estate Fund



                                  PROSPECTUS

                                 JULY 30, 1998

                               Real Estate Fund

                                 ADVISOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The American Century Real Estate Fund is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                     4500 Main Street * P.O. Box 419385
            Kansas City, Missouri 64141-6385 * 1-800-345-3533
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                 1-800-345-1833 * In Missouri: 816-444-3038
                           www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY REAL ESTATE FUND

    The investment objective of American Century Real Estate Fund is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Performance Information of Other Class ....................................    5

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    6
   Investment Objective ...................................................    6
   Investment Strategy ....................................................    6
   Investments in Real Estate .............................................    6
   Investment Philosophy ..................................................    7
Other Investment Practices, Their Characteristics
and Risks .................................................................    7
   U.S. Fixed Income Securities ...........................................    7
   Diversification ........................................................    8
   When-Issued Securities .................................................    8
   Rule 144A Securities ...................................................    8
   Borrowing ..............................................................    9
   Portfolio Turnover .....................................................    9
   Repurchase Agreements ..................................................    9
   Futures and Options ....................................................    9
   Investments in Companies With Limited
      Operating Histories .................................................   10
Performance Advertising ...................................................   10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
How to Purchase and Sell American
Century Funds .............................................................   12
How to Exchange From One American Century
Fund to Another ...........................................................   12
How to Redeem Shares ......................................................   12
   Special Requirements for Large Redemptions .............................   12
Telephone Services ........................................................   13
   Investors Line .........................................................   13

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   14
   When Share Price Is Determined .........................................   14
   How Share Price Is Determined ..........................................   14
   Where to Find Information About Share Price ............................   14
Distributions .............................................................   15
Taxes .....................................................................   15
   Tax-Deferred Accounts ..................................................   15
   Taxable Accounts .......................................................   15
Management ................................................................   17
   Investment Management ..................................................   17
   Performance History of the Subadvisor ..................................   17
   Performance Highlights .................................................   19
   Code of Ethics .........................................................   20
   Transfer and Administrative Services ...................................   20
   Year 2000 Issues .......................................................   20
Distribution of Fund Shares ...............................................   21
   Service and Distribution Fees ..........................................   21
Further Information About American Century ................................   21


PROSPECTUS                                                TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................  none
Maximum Sales Load Imposed on Reinvested Dividends ...................  none
Deferred Sales Load ..................................................  none
Redemption Fee .......................................................  none
Exchange Fee .........................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees ......................................................  0.95%
12b-1 Fees(1) ........................................................  0.50%
Other Expenses(2) ....................................................  0.00%
Total Fund Operating Expenses ........................................  1.45%

EXAMPLE:

You would pay the following expenses on a                  1 year        $15
$1,000 investment, assuming a 5% annual return and         3 years        46
redemption at the end of each time period:                 5 years        79
                                                          10 years       172

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion issued to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 21.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The fund offers two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 21.


4   TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                               REAL ESTATE FUND

  The Advisor Class of the fund was established June 16, 1997, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class shares. The Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for each of the periods presented has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                                              1998(1)              1997               1996          1995(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................$       16.06        $       12.29      $        9.82   $       10.00
                                                       -------------        -------------      -------------   -------------
Income From Investment Operations

   Net Investment Income ..............................         0.25(3)              0.67(3)            0.55            0.07

   Net Realized and Unrealized Gain(Loss)
      on Investment Transactions ......................         0.26                 4.13               2.27           (0.25)
                                                       -------------        -------------      -------------   -------------
   Total From Investment Operations ...................         0.51                 4.80               2.82           (0.18)
                                                       -------------        -------------      -------------   -------------
Distributions

   From Net Investment Income .........................        (0.18)               (0.48)             (0.35)           --

   From Net Realized Gains on Investment
      Transactions ....................................        (0.27)               (0.55)              --              --
                                                       -------------        -------------      -------------   -------------
   Total Distributions ................................        (0.45)               (1.03)             (0.35)           --
                                                       -------------        -------------      -------------   -------------
Net Asset Value, End of Period ........................$       16.12        $       16.06      $       12.29   $        9.82
                                                       =============        =============      =============   =============
   Total Return(4) ....................................         3.26%               40.69%             29.28%          (1.80)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....         1.15%(5)             1.17%              1.00%           1.50%(5)

Ratio of Operating Expenses to Average Net
Assets
   (before expense waivers and reimbursements)(6) .....         1.20%(5)             1.82%              6.83%          14.83%(5)

Ratio of Net Investment Income to Average Net Assets ..         3.75%(5)             4.48%              5.84%           6.66%(5)

Ratio of Net Investment Income to Average Net
Assets
   (before expense waivers and reimbursements)(6) .....         3.70%(5)             3.84%              0.01%     (6.67)%(5)

Portfolio Turnover Rate ...............................           28%                  69%                86%           --

Average Commission Paid per Share of Equity
   Security Traded ....................................$      0.0534        $      0.0528      $      0.0545            --

Net Assets, End of Period (in thousands) ..............$     135,922        $      76,932      $       7,209   $       2,983

(1) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month annual reporting period.

(2) September 21, 1995 (inception) through October 31, 1995.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund and prior to the unified management fee structure, effective June 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

PROSPECTUS                           PERFORMANCE INFORMATION OF OTHER CLASS   5


                        INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE

    The fund's primary investment objective is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry. There can be no assurance that the fund will achieve its investment objective.

INVESTMENT STRATEGY

    Under normal conditions, the fund will invest no less than 80% of its total assets in equity securities of companies which are real estate investment trusts (REITs) or are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

    The fund also may invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 7.)

    REITs pool investor funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

    The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of REITs and companies that are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to general, regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean up costs.


6   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


    Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, self-liquidation provisions held by mortgages may be paid in full, and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

    To the extent the fund is invested in debt securities (including asset backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities, resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

    The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY

    The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

    The fund's approach is initially driven by an internally generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

    This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

    This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with a review of the company's management depth, financial structure and business strategy is performed.

    In managing the fund, the subadvisor uses a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 17.)

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

U.S. FIXED INCOME SECURITIES

    The fund may invest in fixed income securities for income or as a defensive strategy when the manager


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

    Securities   rated  in  the  lowest   investment-grade   category  may  have
speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event a debt security held by the fund is downgraded to below investment grade, the fund is not automatically downgraded required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

    The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. (See "Distributions," page 15, and "Taxes," page 15.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

WHEN-ISSUED SECURITIES

    The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on when-issued securities. Accordingly, the value of a when-issued security may decline prior to delivery, which could result in a loss to the fund. The fund will segregate cash or appropriate liquid assets in an amount at least equal to the when-issued commitments. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Because the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

BORROWING

    The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER

    The total portfolio turnover rate of the fund is shown in the Financial Highlights table of the Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objective. The manager believes that the rate of portfolio turnover is irrelevant when it or the subadvisor determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the fund pays directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 15.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to its investment policies.

    A repurchase agreement occurs when at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract that reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the funds to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will segregate cash or appropriate liquid assets in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.

INVESTMENTS IN COMPANIES WITH LIMITED  OPERATING HISTORIES

    The fund may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    The fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Advisor Class and the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The fund also may include in advertisements data comparing its performance with the performance of


10   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley
REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                                   INFORMATION REGARDING THE FUND   11


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the fund offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

    The fund offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Because all records of your share ownership are maintained by your plan sponsor, plan recordkeeper or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a fund, see "Investment Policies of the Fund," page 6, or call an Institutional Service Representative at 1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 14.

    We may discontinue offering shares generally in the fund (including any class of shares of the fund) or in any particular state without notice to shareholders.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

    Exchanges are made at the respective net asset value, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 14. If you have any questions about how to redeem, contact your plan administrator, employee benefits office or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund to redeem shares in cash, with respect to any


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value, and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption in kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call an Institutional Service Representative at 1-800-345-3533.


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class shares of the fund will be published in leading newspapers daily. Because the total expense ratio for the Advisor Class is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of the fund may be obtained by calling us.


14   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

    Because undistributed gains and dividends are included in the price of your shares prior to distribution, when they are distributed, the price of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Advisor Class shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Advisor Class shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. Additionally, the fund may receive distributions of "unrecaptured Section 1250" gains from REITs. To the extent the fund receives such distributions, "unrecaptured Section 1250" gains will be distributed to shareholders of the fund. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long term capital loss to the extent of any distribution of long-term capital gains (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   15


of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain). See "Distributions," page 15.

    Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e., depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. The fund may pay a return of capital distribution to the shareholder by distributing more cash than its taxable income. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distribution and the returns of capital are significant.

    Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months, and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

    The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Additional Information on Tax Issues-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    RREEF America, L.L.C., acting pursuant to a subadvisory agreement among it, American Century Investment Management, Inc. and the fund, makes the day-to-day investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

    The portfolio manager members of the subadvisor's team that manages the fund and their work experience for the last five years are as follows:

    KIM G. REDDING, Portfolio Manager, is one of the fund's primary portfolio managers. Mr. Redding is a Senior Vice President of RREEF America, L.L.C. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and prior thereto he was the President of Redding, Melchor & Company, an investment advisor. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.

    KAREN J. KNUDSON, Portfolio Manager, is one of the fund's primary portfolio managers. Ms. Knudson is a Senior Vice President of RREEF America, L.L.C. Prior to joining the subadvisor, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

    The   representative  of  the  investment  manager  that  will  oversee  the subadvisor's operation of the fund is as follows:

    MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.

    The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the fund, the manager receives an annual fee of 0.95% of the average net assets of the fund.

    On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 0.95% of the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    For subadvisory services, the manager pays the subadvisor an annual fee of 0.425% of the average net assets of the fund.

PERFORMANCE HISTORY OF THE SUBADVISOR

    While the subadvisor has limited operational history with the fund, set forth on page 19 are certain performance data, provided by the subadvisor, relating to the performance of all private accounts managed by the subadvisor using investment strategies and techniques similar to those used for the fund. Also set forth on page 19, for comparison, are the performances of widely recognized indices of market


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17


activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded common stocks.

    The  results   presented  may  not  necessarily   equate  with  the  returns
experienced by the fund, owing to the differences in brokerage commissions, investment and management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs, such as registration fees borne by the fund but not incurred by the private accounts. Investors should not rely on the following data as an indication of future performance of the subadvisor or of the fund. Investors should be aware that the use of methods for computing performance numbers different than that used by the subadvisor with respect to its accounts could result in performance data different than those shown.


18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


                            PERFORMANCE HIGHLIGHTS

                               (See Notes Below)

ANNUALIZED RETURNS FROM OCTOBER 1987 THROUGH DECEMBER 1997
RREEF Real Estate Securities Advisers
   Before Fees ................................................................................................... 19.7%
   After Fees .................................................................................................... 19.0%
NAREIT Equity Less Healthcare .................................................................................... 16.0%
Wilshire REIT Index .............................................................................................. 15.0%

                                                            For the Years Ended December 31,

                                   1988    1989      1990     1991     1992    1993      1994     1995     1996    1997

ANNUAL TIME-WEIGHTED RETURNS

RREEF Real Estate Securities Advisers
   Before Fees ................... 8.2%    7.7%     (4.8)%    32.9%    29.4%   19.0%     4.8%     13.9%    41.1%   25.8%
   After Fees .................... 6.8%    6.1%     (6.4)%    30.9%    28.1%   18.0%     4.3%     13.0%    40.3%   25.1%
NAREIT Equity Less Healthcare .... 15.8%   4.6%     (23.6)%   29.4%    20.7%   18.7%     3.0%     14.2%    36.4%   20.5%
Wilshire REIT Index .............. 17.5%   2.7%     (23.4)%   23.8%    15.3%   15.2%     2.7%     12.2%    37.0%   19.7%

  Notes:  The  subadvisor's   "After  Fees"  performance   includes   reinvested
dividends, capital gains and losses, and deducts advisory fees (generally between 0.65% and 0.75%) and other account expenses. The subadvisor's "Before Fees" performance is presented before applicable advisory fees and reflects growth investment results. Other indices noted do not deduct advisory fees. Past performance indicated for the subadvisor relates to all discretionary accounts managed using investment strategies and techniques similar to those used by the fund, and includes, for the period prior to July 1993, performance under a predecessor advisor (K.G. Redding & Associates) using the same investment approach and under the same primary portfolio manager. Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.

    The Wilshire REIT Index is a market capitalization weighted index comprised of 110 equity REITs as of December 1997. It does not include special purpose or healthcare REITs. The NAREIT Equity without Healthcare Index is a market capitalization weighted index comprised of 169 REITs, as of December 1997, with 75% or greater of their gross assets invested in equity ownership of real estate and excludes healthcare REITs.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund's and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the co-administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The fund and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the fund's and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the fund will not directly bear any of the cost.


    In light of these remediation efforts, the fund does not anticipate a material adverse impact on its business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the fund's business, operations or financial condition.

    In addition, the issuers of the securities in which the fund invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the fund's performance.



20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


DISTRIBUTION OF FUND SHARES

    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.

SERVICE AND DISTRIBUTION FEES

    Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the fund's Board of Directors and the initial shareholder of the fund's Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, the fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the fund's Advisor Class shares. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Multiple Class Structure-Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

    American Century Capital Portfolios, Inc. is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The American Century Real Estate Fund commenced operations June 16, 1997, after the RREEF Real Estate Securities Fund merged into the fund. As a successor to the RREEF fund, the prior performance history of the RREEF fund will continue in the fund.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of the fund: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is made available primarily to retail investors. The Institutional Class is offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker- dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses and/or minimum investment requirements than the Advisor Class. The difference in the fee


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   21


structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional Class of shares call an Institutional Service Representative at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


22   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   23


                                     NOTES


24   NOTES                                         AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   25


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

WWW.AMERICANCENTURY.COM

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

9807           [recycled logo]
SH-BKT-12607      Recycled

                                   PROSPECTUS

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                Small Cap Value
                                 Equity Income

INSTITUTIONAL CLASS

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

  American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
         Benham                American Century          Twentieth Century
         Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                    Value
                               Small Cap Value
                                Equity Income




                                  PROSPECTUS
                                 JULY 30, 1998

                    Value * Small Cap Value * Equity Income
                              INSTITUTIONAL CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.

    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                             www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

  The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY SMALL CAP VALUE FUND

  The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies with smaller market capitalizations that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY EQUITY INCOME FUND

  The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                       AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
Performance Information of Other Class ....................................    6
INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds ..........................................    8
    Value .................................................................    8
    Small Cap Value .......................................................    8
    Equity Income .........................................................    9
    Policies Applicable to All Funds ......................................    9
Other Investment Practices, Their Characteristics
  and Risks ...............................................................   10
    Foreign Securities ....................................................   10
    Equity Securities .....................................................   10
    Forward Currency Exchange Contracts ...................................   11
    Investments in Smaller Companies ......................................   11
    Portfolio Turnover ....................................................   12
    Repurchase Agreements .................................................   12
    Futures Contracts .....................................................   12
    Derivative Securities .................................................   13
    When-Issued Securities ................................................   13
    Short Sales ...........................................................   14
        Investments in Companies With
               Limited Operating Histories ................................   14
        Rule 144A Securities ..............................................   14
 Performance Advertising ..................................................   14

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   16
Investing in American Century .............................................   16
How to Open an Account ....................................................   16
               By Mail ....................................................   16
               By Wire ....................................................   16
               By Exchange ................................................   16
               In Person ..................................................   17
        Subsequent Investments ............................................   17
               By Mail ....................................................   17
               By Telephone ...............................................   17
               By Wire ....................................................   17
               In Person ..................................................   17
        Automatic Investment Plan .........................................   17
 Minimum Investment .......................................................   17
 How to Exchange from One Account to Another ..............................   17
               By Mail ....................................................   18
               By Telephone ...............................................   18
 How to Redeem Shares .....................................................   18
              By Mail .....................................................   18
              By Telephone ................................................   18
              By Check-A-Month ............................................   18
              Other Automatic Redemptions .................................   18
        Redemption Proceeds ...............................................   18
              By Check ....................................................   18
              By Wire and ACH .............................................   18
        Special Requirements for Large Redemptions ........................   19
 Signature Guarantee ......................................................   19
 Special Shareholder Services .............................................   19
              Open Order Service ..........................................   19
              Tax-Qualified Retirement Plans ..............................   20
 Important Policies Regarding Your Investments ............................   20
 Reports to Shareholders ..................................................   21
 Customers of Banks, Broker-Dealers
   and Other Financial Intermediaries .....................................   21

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   22
    When Share Price Is Determined ........................................   22
    How Share Price Is Determined .........................................   22
    Where to Find Information About Share Price ...........................   23
Distributions .............................................................   23
Taxes .....................................................................   23
    Tax-Deferred Accounts .................................................   23
    Taxable Accounts ......................................................   24
Management ................................................................   25
    Investment Management .................................................   25
    Code of Ethics ........................................................   25
    Transfer and Administrative Services ..................................   26
    Year 2000 Issues ......................................................   26
Distribution of Fund Shares ...............................................   27
Further Information About American Century ................................   27


PROSPECTUS                                        TABLE OF CONTENTS      3

                           TRANSACTION AND OPERATING EXPENSE TABLE
                                                                       Value and     Small Cap
                                                                      Equity Income    Value
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ..................................  none        none
Maximum Sales Load Imposed on Reinvested Dividends .......................  none        none
Deferred Sales Load ......................................................  none        none
Redemption Fee ...........................................................  none        none
Exchange Fee .............................................................  none        none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
Management Fees ..........................................................  0.80%       1.05%
12b-1 Fees ...............................................................  none        none
Other Expenses(1) ........................................................  0.00%       0.00%
Total Fund Operating Expenses ............................................  0.80%       1.05%

EXAMPLE:
You would pay the following expenses on a                      1 year         $8          $11
$1,000 investment, assuming a 5% annual return and             3 years        26           33
redemption at the end of each time period:                     5 years        44           58
                                                              10 years        99          128

(1) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Institutional Class shares. The funds offer other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 27.


4   TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                     VALUE

  The sale of the Institutional Class of the fund commenced on July 31, 1997. Performance information of the original class of shares, which commenced operations on September 1, 1993, is presented on page 6. The Financial Highlights for the fiscal period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended March 31, 1998.

                                                                   1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................$      7.84
                                                                -----------
Income From Investment Operations
 Net Investment Income(2) ......................................       0.15
 Net Realized and Unrealized Gain on Investment Transactions ...       1.02
                                                                -----------
 Total From Investment Operations ..............................       1.17
                                                                -----------
Distributions
 From Net Investment Income ....................................      (0.08)
 From Net Realized Gains on Investment Transactions ............      (1.20)
                                                                -----------
 Total Distributions ...........................................      (1.28)
                                                                -----------
Net Asset Value, End of Period .................................$      7.73
                                                                ===========
 TOTAL RETURN(3) ...............................................      17.14%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............       0.80%(4)
Ratio of Net Investment Income to Average Net Assets ...........       2.97%(4)
Portfolio Turnover Rate ........................................        130%
Average Commission Paid per Share of Equity Security Traded ....$    0.0462
Net Assets, End of Period (in thousands) .......................$     5,944

(1) July 31, 1997 (commencement of sale) through March 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


PROSPECTUS                                          FINANCIAL HIGHLIGHTS       5


                    PERFORMANCE INFORMATION OF OTHER CLASS
                                     VALUE

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                               1998             1997             1996              1995               1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...$          6.58   $          6.32   $          5.46   $          4.98    $          5.01
                                        ---------------   ---------------   ---------------   ---------------    ---------------
Income From Investment Operations
  Net Investment Income(2) .............           0.10              0.12              0.13              0.12               0.08
  Net Realized and Unrealized
Gain (Loss)
  on Investment Transactions ...........           2.35              0.87              1.34              0.75              (0.04)
                                        ---------------   ---------------   ---------------   ---------------    ---------------
  Total From Investment Operations .....           2.45              0.99              1.47              0.87               0.04
                                        ---------------   ---------------   ---------------   ---------------    ---------------
Distributions
  From Net Investment Income ...........          (0.10)            (0.12)            (0.12)            (0.12)             (0.07)
  In Excess of Net Investment Income ...           --               --(3)             (0.01)             --                 --
  From Net Realized Gains on
      Investment Transactions ..........          (1.20)            (0.61)            (0.48)            (0.27)              --
                                        ---------------   ---------------   ---------------   ---------------    ---------------
  Total Distributions ..................          (1.30)            (0.73)            (0.61)            (0.39)             (0.07)
                                        ---------------   ---------------   ---------------   ---------------    ---------------
Net Asset Value, End of Period .........$          7.73   $          6.58   $          6.32   $          5.46    $          4.98
                                        ===============   ===============   ===============   ===============    ===============

  TOTAL RETURN(4) ......................          39.94%            15.92%            28.06%            18.56%              0.83%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................           1.00%             1.00%             0.97%             1.00%              1.00%(5)
Ratio of Net Investment
  Income to Average Net Assets .........           1.38%             1.86%             2.17%             2.65%              3.37%(5)
Portfolio Turnover Rate ................            130%              111%              145%               94%                79%
Average Commission Paid per
  Share of Equity Security Traded ......$        0.0462   $        0.0459   $        0.0409             --(6)              --(6)
Net Assets, End of Period
  (in thousands) .......................$     2,713,562   $     1,743,582   $       881,885   $       348,281    $        87,798

(1) September 1, 1993 (inception) through March 31, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.


6     PERFORMANCE INFORMATION OF OTHER CLASS       AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS
                                 EQUITY INCOME

  The Institutional Class of the fund was established September 3, 1996, however, no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended March 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the periods ended on or before March 31, 1997, have been audited by other independent auditors. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                                1998              1997             1996             1995(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $        6.31     $        6.10     $        5.42     $        5.00
                                           -------------     -------------     -------------     -------------
Income From Investment Operations
   Net Investment Income(2) ............            0.25              0.22              0.20              0.09
   Net Realized and Unrealized Gain
   on Investment Transactions ..........            1.99              0.75              1.13              0.44
                                           -------------     -------------     -------------     -------------
   Total From Investment Operations ....            2.24              0.97              1.33              0.53
                                           -------------     -------------     -------------     -------------
Distributions
   From Net Investment Income ..........           (0.24)            (0.21)            (0.19)            (0.09)
   In Excess of Net Investment Income ..            --               --(3)             (0.01)             --
   From Net Realized Gains on
       Investment Transactions .........           (1.16)            (0.55)            (0.45)            (0.02)
                                           -------------     -------------     -------------     -------------
   Total Distributions .................           (1.40)            (0.76)            (0.65)            (0.11)
                                           -------------     -------------     -------------     -------------
Net Asset Value, End of Period .........   $        7.15     $        6.31     $        6.10     $        5.42
                                           =============     =============     =============     =============
   TOTAL RETURN(4) .....................           37.78%            16.24%            25.67%            10.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ...............            1.00%             1.00%             0.98%             1.00%(5)
Ratio of Net Investment Income
   to Average Net Assets ...............            3.52%             3.46%             3.51%             4.04%(5)
Portfolio Turnover Rate ................             158%              159%              170%               45%
Average Commission Paid per
   Share of Equity Security Traded .....   $      0.0453     $      0.0440     $      0.0378             --(6)
Net Assets, End of Period
   (in thousands) ......................   $     355,962     $     199,388     $     116,692     $      52,213

(1) August 1, 1994 (inception) through March 31, 1995.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.01.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended March 31, 1996.

PROSPECTUS                         PEFORMANCE INFORMATION OF OTHER CLASS       7


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

    The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks-Equity Securities," page 10), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

SMALL CAP VALUE

    The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies with smaller market capitalizations that are believed by management to be undervalued at the time of purchase.

    Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments typically will be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields relative to other smaller capitalization investments.

    The fund will invest its assets primarily in equity securities of companies with smaller market capitalizations. A company shall be considered to have a smaller market capitalization if, at the time of investment, it has a market capitalization that is not greater than the market capitalization of the largest company contained in the S&P/Barra Small-Cap 600 Value Index. The S&P/Barra Small-Cap 600 Value Index is a stock index that tracks the performance of equity securities of smaller capitalization companies contained in the S&P Small-Cap 600 Value Index which have lower price-to-book value ratios and, thus, may


8   INFORMATION REGARDING THE FUNDS                 AMERICAN CENTURY INVESTMENTS


be more attractive to investors using the value style of investing. As of December 31, 1997, the largest company contained in the S&P/Barra Small-Cap 600 Value Index had a market capitalization of approximately $2.3 billion, while the median company contained in the index had a market capitalization of approximately $387 million.

    It is management's intention that the fund will consist primarily of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 10), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

    The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend-paying history (yield) and prospects for continuing and/or increasing dividend-paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

    Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities and at least 85% of its total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO ALL FUNDS

    Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

    Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

    The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will be limited primarily to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the investment manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

    "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality.

    There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund (see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information).

    The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is


PROSPECTUS                                 INFORMATION REGARDING THE FUNDS     9


exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

    In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

    Notwithstanding the fact the funds will invest primarily in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

    To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

 OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.

    The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts or depositary shares or similar instruments (collectively "depositary receipts") are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the lack of uniform accounting, auditing, financial reporting standards and practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

    In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

    Each fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the manager. A fund's investments in convertible debt securities and other high yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund's net assets. Debt securities rated


10   INFORMATION REGARDING THE FUNDS                AMERICAN CENTURY INVESTMENTS


below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in the following section, are an example of the type of derivative security in which a fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as depositary receipts, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

INVESTMENTS IN SMALLER COMPANIES

    Small Cap Value will invest primarily in securities of companies having smaller market capitalizations. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, the securities of such companies may be more likely to be delisted


PROSPECTUS                                INFORMATION REGARDING THE FUNDS    11


from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and this volatility and limited liquidity may be reflected in the net asset value of the fund.

PORTFOLIO TURNOVER

    The total portfolio turnover rates of Value and Equity Income are shown in the Financial Highlights tables of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of a fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the funds pay directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 23.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions only with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

FUTURES CONTRACTS

    Each fund may enter into domestic stock futures contracts. A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Rather than actually purchasing the specific financial assets, or the securities of a market index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.

    When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the underlying financial assets fluctuates, the parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variation mar-


12    INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


gin may not be disposed of so long as the fund maintains the contract.

    The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will invest only in exchange-traded futures. In addition, the value of futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, a fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment because each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There is a range of risks associated with derivative investments, including but not limited to:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there will be no liquid secondary market, or the possibility that price fluctuation limits will be imposed by the relevant exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument will result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis or forward commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss


PROSPECTUS                                INFORMATION REGARDING THE FUNDS     13


to the fund. A separate account for each fund consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

INVESTMENTS IN COMPANIES WITH LIMITED
OPERATING HISTORIES

    The funds may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    A fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


 PERFORMANCE ADVERTISING

    From  time  to  time,  the  funds  may  advertise   performance  data.  Fund
performance may be shown by presenting one or more performance measurements,


14     INFORMATION REGARDING THE FUNDS              AMERICAN CENTURY INVESTMENTS


including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Institutional Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations such as Lipper Analytical Services or Donoghue's Money Fund Report and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performanceincluding the Standard and Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value), the S&P/Barra Small-Cap 600 Value Index (with regard to Small Cap Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance also may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical fund performance or historical or expected volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance also may be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                             INFORMATION REGARDING THE FUNDS       15


                              HOW TO INVEST WITH
                         AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


 INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 17 and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 21.

 HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION (BBI OR FREE FORMTEXT):
    *    Taxpayer identification or Social Security number.
    * If more than one account, account numbers and amount to be invested in each account.
    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditonal IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 17 for more information on exchanges.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Upon  completion of your  application and once your account is open, you may
make  investments  by  telephone.   You  may  call  an   Institutional   Service
Representative or use our Automated Information Line.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 16 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    By completing the application and electing to make investments automatically, we will draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Institutional Service Representative.


 MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

 HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by American Century Target Maturities Trust and at the close of the Exchange for all of our other funds. See "When Share Price Is Determined," page 22.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    17


    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 19.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone upon completion and receipt of your application or by calling us at 1-800-345-3533 to get the appropriate form

 HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 19.

BY TELEPHONE

    Upon completion of your application and once your account is open, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Institutional Service Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities, selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

 SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

 SPECIAL SHAREHOLDER SERVICES

    We offer several services to make your account easier to manage. These are listed on the account application. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.


PROSPECTUS                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     19


    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

 IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


 REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

 CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.

    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


PROSPECTUS              HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       21


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transaction in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset values next determined after acceptance on the funds' behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value


22   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class are published in leading newspapers daily. The net asset value of the Institutional Class of each fund may be obtained by calling us.

 DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

 TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares),


PROSPECTUS                       ADDITIONAL INFORMATION YOU SHOULD KNOW       23


income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term, subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term, subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after


24    ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.


 MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of a fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of a fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in a fund's portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team also may adjust portfolio holdings of a fund as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    PHILLIP N. DAVIDSON, Vice President and Portfolio Manager, joined American Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

    R. TODD VINGERS, Portfolio Manager, joined American Century in August 1994 as an Investment Analyst, a position he held until February 1998. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Vingers attended the University of Chicago Graduate School of Business from October 1992 to June 1994, where he obtained his MBA degree.


    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Institutional Class of the funds, the manager receives an annual fee of 0.80% of the average net assets of Value and Equity Income and 1.05% of the average net assets of Small Cap Value.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of each fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios


PROSPECTUS                         ADDITIONAL INFORMATION YOU SHOULD KNOW     25


obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.

 YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.


26    ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS



    In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.

    In addition, the issuers of the securities in which the funds invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the funds' performance.


 DISTRIBUTION OF FUND SHARES

    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Institutional Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


 FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., (the "Corporation"), the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

    The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers four classes of Value and Equity Income: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. American Century offers three classes of the Real Estate and Small Cap Value funds: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions or 12b-1 fees.

    The Investor Class is made available primarily to retail investors. The Service Class and Advisor Class are offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has


PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW        27


exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


28     ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                       NOTES       29


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

WWW.AMERICANCENTURY.COM

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)


9807           [recycled logo]
SH-BKT-11947      Recycled

                                   PROSPECTUS

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                                 JULY 30, 1998

                                   AMERICAN
                                    CENTURY
                                     GROUP

                               Real Estate Fund

INSTITUTIONAL CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
    Benham Group               American Century           Twentieth Century
                                    Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                              Real Estate Fund


                                  PROSPECTUS

                                 JULY 30, 1998

                               Real Estate Fund

                              INSTITUTIONAL CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

    American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The American Century Real Estate Fund is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund's minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.

    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 30, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                         AMERICAN CENTURY INVESTMENTS
                     4500 Main Street * P.O. Box 419385
             Kansas City, Missouri 64141-6385 * 1-800-345-3533
                      International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                        1-800-345-1833 * In Missouri:
                     816-444-3038 www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY REAL ESTATE FUND

    The investment objective of American Century Real Estate Fund is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry.


  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
Performance Information of Other Class ....................................    6

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    7
   Investment Objective ...................................................    7
   Investment Strategy ....................................................    7
   Investments in Real Estate .............................................    7
   Investment Philosophy ..................................................    8
Other Investment Practices, Their Characteristics
   and Risks ..............................................................    8
   U.S. Fixed Income Securities ...........................................    9
   Diversification ........................................................    9
   When-Issued Securities .................................................    9
   Rule 144A Securities ...................................................    9
   Borrowing ..............................................................   10
   Portfolio Turnover .....................................................   10
   Repurchase Agreements ..................................................   10
   Futures and Options ....................................................   11
   Investments in Companies With Limited
      Operating Histories .................................................   11
Performance Advertising ...................................................   11

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   13
Investing in American Century .............................................   13
How to Open an Account ....................................................   13
           By Mail ........................................................   13
           By Wire ........................................................   13
           By Exchange ....................................................   13
           In Person ......................................................   14
      Subsequent Investments ..............................................   14
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Wire ........................................................   14
           In Person ......................................................   14
      Automatic Investment Plan ...........................................   14
      Minimum Investment ..................................................   14
 How to Exchange From One Account to Another ..............................   14
           By Mail ........................................................   15
           By Telephone ...................................................   15
 How to Redeem Shares .....................................................   15
           By Mail ........................................................   15
           By Telephone ...................................................   15
           By Check-A-Month ...............................................   15
           Other Automatic Redemptions ....................................   15
      Redemption Proceeds .................................................   15
           By Check .......................................................   15
           By Wire and ACH ................................................   15
      Special Requirements for Large Redemptions ..........................   15
 Signature Guarantee ......................................................   16
 Special Shareholder Services .............................................   16
           Open Order Service .............................................   16
           Tax-Qualified Retirement Plans .................................   16
 Important Policies Regarding Your Investments ............................   17
 Reports to Shareholders ..................................................   17
Customers of Banks, Broker-Dealers and Other
   Financial Intermediaries ...............................................   18

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   19
   When Share Price Is Determined .........................................   19
   How Share Price Is Determined ..........................................   19
   Where to Find Information About Share Price ............................   20
Distributions .............................................................   20
Taxes .....................................................................   20
   Tax-Deferred Accounts ..................................................   20
   Taxable Accounts .......................................................   20
Management ................................................................   22
   Investment Management ..................................................   22
   Performance History of the Subadvisor ..................................   22
   Performance Highlights .................................................   24
   Code of Ethics .........................................................   25
   Transfer and Administrative Services ...................................   25
   Year 2000 Issues .......................................................   25
Distribution of Fund Shares ...............................................   26
Further Information About American Century ................................   26


PROSPECTUS                                                TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

 SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee ........................................................  none
Exchange Fee ..........................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees ....................................................... 1.00%
12b-1 Fees ............................................................  none
Other Expenses(1) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 1.00%

EXAMPLE:

You would pay the following expenses on a                      1 year    $10
$1,000 investment, assuming a 5% annual return and            3 years     32
redemption at the end of each time period:                    5 years     55
                                                             10 years    122

(1) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Institutional Class shares. The fund offers two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 26.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                               REAL ESTATE FUND

  The Financial Highlights for the periods presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding for the period ended October
31, except as noted.

                                                            1998(1)           1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..................$      16.06        $      14.24
                                                       ------------        ------------
Income From Investment Operations

  Net Investment Income(3) ............................        0.26                0.28

  Net Realized and Unrealized Gain
  on Investment Transactions ..........................        0.26                1.63
                                                       ------------        ------------
  Total From Investment Operations ....................        0.52                1.91
                                                       ------------        ------------
Distributions

  From Net Investment Income ..........................       (0.19)              (0.09)

  From Net Realized Gains on
  Investment Transactions .............................       (0.27)               --
                                                       ------------        ------------
  Total Distributions .................................       (0.46)              (0.09)
                                                       ------------        ------------
Net Asset Value, End of Period ........................$      16.12        $      16.06
                                                       ============        ============
  Total Return(4) .....................................        3.32%              13.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....        0.95%(5)            1.00%(5)

Ratio of Operating Expenses to Average Net Assets
  (before expense waivers and reimbursements)(6) ......        1.00%(5)            --

Ratio of Net Investment Income to Average Net Assets ..        4.00%(5)            4.85%(5)

Ratio of Net Investment Income to Average Net Assets
  (before expense waivers and reimbursements)(6) ......        3.95%(5)            --

Portfolio Turnover Rate ...............................          28%                 69%

Average Commission Paid per Share of Equity
   Security Traded ....................................$     0.0534        $     0.0528

Net Assets, End of Period (in thousands) ..............$     14,795        $     13,365


(1) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month annual reporting period.

(2) June 16, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(5) Annualized.

(6) During the periods ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                    PERFORMANCE INFORMATION OF OTHER CLASS

                               REAL ESTATE FUND

  The Institutional Class of the fund was established June 16, 1997. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the additional expense.

  The Financial Highlights for the periods presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                                                    1998(1)            1997             1996           1995(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................$       16.06     $       12.29      $        9.82   $       10.00
                                                              -------------     -------------      -------------   -------------
Income From Investment Operations

   Net Investment Income .....................................         0.25(3)           0.67(3)            0.55            0.07

   Net Realized and Unrealized Gain
(Loss)
      on Investment Transactions .............................         0.26              4.13               2.27           (0.25)
                                                              -------------     -------------      -------------   -------------
   Total From Investment Operations ..........................         0.51              4.80               2.82           (0.18)
                                                              -------------     -------------      -------------   -------------
Distributions

   From Net Investment Income ................................        (0.18)            (0.48)             (0.35)           --

   From Net Realized Gains on Investment Transactions ........        (0.27)            (0.55)              --              --
                                                              -------------     -------------      -------------   -------------
   Total Distributions .......................................        (0.45)            (1.03)             (0.35)           --
                                                              -------------     -------------      -------------   -------------
Net Asset Value, End of Period ...............................$       16.12     $       16.06      $       12.29   $        9.82
                                                              =============     =============      =============   =============
   Total Return(4) ...........................................         3.26%            40.69%             29.28%          (1.80)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............         1.15%(5)          1.17%              1.00%           1.50%(5)

Ratio of Operating Expenses to Average Net
Assets
   (before expense waivers and reimbursements)(6) ............         1.20%(5)          1.82%              6.83%          14.83%(5)

Ratio of Net Investment Income to Average Net Assets .........         3.75%(5)          4.48%              5.84%           6.66%(5)

Ratio of Net Investment Income to Average Net
Assets
   (before expense waivers and reimbursements)(6) ............         3.70%(5)          3.84%              0.01%     (6.67)%(5)

Portfolio Turnover Rate ......................................           28%               69%                86%           --

Average Commission Paid per Share of Equity Security Traded ..$      0.0534     $      0.0528      $      0.0545            --

Net Assets, End of Period (in thousands) .....................$     135,922     $      76,932      $       7,209   $       2,983

(1) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month annual reporting period.

(2) September 21, 1995 (inception) through October 31, 1995.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any.  Total return for periods less than one year are not annualized.

(5) Annualized.

(6) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, RREEF Real Estate Securities
    Advisers L.P. voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. The custodian offset part of its fees for balance credits given to the fund.

6   PERFORMANCE INFORMATION OF OTHER CLASS        AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE

    The fund's primary investment objective is long-term capital appreciation. Current income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies that are principally engaged in the real estate industry. There can be no assurance that the fund will achieve its investment objective.

INVESTMENT STRATEGY

    Under normal conditions, the fund will invest no less than 80% of its total assets in equity securities of companies that are real estate investment trusts (REITs) or are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

    The fund also may invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 9.)

    REITs pool investor funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

    The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of REITs and companies that are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to general, regional, and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean-up costs.


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


    Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, self-liquidation provisions by held mortgages may be paid in full, and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

    To the extent the fund is invested in debt securities (including asset backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities, resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

    The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY

    The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

    The fund's approach is initially driven by an internally generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

    This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

    This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with a review of the company's management depth, financial structure and business strategy is performed.

    In managing the fund, the subadvisor uses a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 22.)

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Investment Restrictions" in the Statement of Additional Information.


8   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


U.S. FIXED INCOME SECURITIES

    The fund may invest in fixed income securities for income or as a defensive strategy when the manager believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

    Securities   rated  in  the  lowest   investment-grade   category  may  have
speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event a debt security held by the fund is downgraded to below investment grade, the fund is not automatically required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

    The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributions to shareholders. (See "Distributions," page 20, and "Taxes," page 20.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

WHEN-ISSUED SECURITIES

    The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on when-issued securities. Accordingly, the value of a when-issued security may decline prior to delivery, which could result in a loss to the fund. The fund will segregate cash or appropriate liquid assets in an amount at least equal to the when-issued commitments. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Because the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

BORROWING

    The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33(1)/(3)% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER

    The total portfolio turnover rate of the fund is shown in the Financial Highlights tables of the Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's investment objective. The manager believes that the rate of portfolio turnover is irrelevant when it or the subadvisor determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that the fund pays directly. Higher portfolio turnover also may increase the likelihood of realized capital gains, if any, distributed by the fund. See "Taxes," page 20.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to its investment policies.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.


10   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS

    The fund may invest in financial contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will segregate cash or appropriate liquid assets in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or appropriate liquid assets equal to the value of the securities underlying the option unless the option is otherwise covered.

INVESTMENTS IN COMPANIES WITH LIMITED  OPERATING HISTORIES

    The fund may invest in the securities of issuers with limited operating histories. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    The fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Institutional Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.


PROSPECTUS                                   INFORMATION REGARDING THE FUND   11


    A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The fund also may include in advertisements data comparing its performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


12   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following sections explain how to invest with American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 14, and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 18.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

o  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64141

o  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

o  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

o  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 14 for more information on exchanges.


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri  64111

    4917 Town Center Drive
    Leawood, Kansas  66211

    1665 Charleston Road
    Mountain View, California  94043

    2000 S. Colorado Blvd.
    Denver, Colorado  80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments is $250 for checks submitted without the investment slip portion of a previous statement or confirmation and $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Upon  completion of your  application and once your account is open, you may
make  investments  by  telephone.   You  may  call  an   Institutional   Service
Representative.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 13 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    By completing the application and electing to make investments automatically, we will draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Institutional Service Representatives.

MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the fund's net asset value is calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds (see "When Share Price Is Determined," page 19).

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount


14 HOW TO INVEST WITH AMERICAN  CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions (see "Special Requirements for Large Redemptions," on this page).

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone upon completion and receipt of your application or by calling an Institutional Service Representative at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," on this page.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee (see "Signature Guarantee," page 16).

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Institutional Service Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   15


cash,  we  reserve  the  right  under  unusual   circumstances  to  honor  these
redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If you expect to make a large redemption and you would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. Receipt of your instruction 15 days prior to the transaction provides the fund sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several services to make your account easier to manage. These are listed on the account application. You will find more information about each of these services in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    This fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    o Individual Retirement Accounts (IRAs);

    o 403(b) plans for employees of public school systems and non-profit organizations; or


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


    o Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we also may alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and manager will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You also may use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

 (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.


 PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   17


    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully as they will help you better understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.

    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach an Institutional Service Representative by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders, and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor, in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange, are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class shares of the fund is published in leading newspapers daily. The net asset value of the Institutional Class of the fund may be obtained by calling us.

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, are generally declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the price of your shares prior to distribution, when they are distributed, the price of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares), income and capital gains distributions paid by the fund generally will not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held longer than 12 months but no more than 18 months (28% rate gain) and/or assets held longer than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. Additionally, the fund may receive distributions of "unrecaptured Section 1250" gains from REITs. To the extent the fund receives such distributions, "unrecaptured Section 1250" gains will be distributed to shareholders of the fund. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long term capital loss to the extent of any distribution of long-term capital gains (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are


20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gains). See "Distributions," page 20.

    Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e., depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. The fund may pay a return of capital distribution to the shareholders by distributing more cash than its taxable income. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distributions and the returns of capital are significant.

    Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and shareholders generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be considered long-term subject to tax at a maximum rate of 28% if shareholders have held such shares for a period of more than 12 months but no more than 18 months, and long-term subject to tax at a maximum rate of 20% if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

    In addition to the federal income tax consequences described above relating to an investment in a fund, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

    The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   21


of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Taxes-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    RREEF America, L.L.C., acting pursuant to a subadvisory agreement among it, American Century Investment Management, Inc. and the fund, makes the day-to-day investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

    The portfolio manager members of the subadvisor's team that manages the fund and their work experience for the last five years are as follows:

    KIM G. REDDING, Portfolio Manager, is one of the fund's primary portfolio managers. Mr. Redding is a Senior Vice President of RREEF America, L.L.C. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and prior thereto he was the President of Redding, Melchor & Company, an investment advisor. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.

    KAREN J. KNUDSON, Portfolio Manager, is one of the fund's primary portfolio managers. Ms. Knudson is a Senior Vice President of RREEF America, L.L.C. Prior to joining the subadvisor, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

    The   representative  of  the  investment  manager  that  will  oversee  the subadvisor's operation of the fund is as follows:

    MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.

    The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Institutional Class of the fund, the manager receives an annual fee of 1.00% of the average net assets of the fund.

    On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 1.00% of the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    For subadvisory services, the manager pays the subadvisor an annual fee of 0.425% of the average net assets of the fund.

PERFORMANCE HISTORY OF THE SUBADVISOR

    While the subadvisor has limited operational history with the fund, set forth on page 24 are certain performance data, provided by the subadvisor, relating to the performance of all private accounts managed by the subadvisor using investment strategies and techniques similar to those used for the fund. Also set forth on page 24, for comparison, are the performances of widely recognized indices of market


22   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded common stocks.

    The  results   presented  may  not  necessarily   equate  with  the  returns
experienced by the fund, owing to the differences in brokerage commissions, investment and management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs, such as registration fees borne by the fund but not incurred by the private accounts. Investors should not rely on the following data as an indication of future performance of the subadvisor or of the fund. Investors should be aware that the use of methods for computing performance numbers different than that used by the subadvisor, with respect to its accounts could result in performance data different than those shown.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   23


                            PERFORMANCE HIGHLIGHTS

                               (See Notes Below)

ANNUALIZED RETURNS FROM OCTOBER 1987 THROUGH DECEMBER 1997
RREEF Real Estate Securities Advisers
   Before Fees .................................................................................................. 19.7%
   After Fees ................................................................................................... 19.0%
NAREIT Equity Less Healthcare ................................................................................... 16.0%
Wilshire REIT Index ............................................................................................. 15.0%

                                                          For the Years Ended December 31,

                                   1988    1989      1990     1991     1992    1993      1994     1995     1996    1997

ANNUAL TIME-WEIGHTED RETURNS

RREEF Real Estate Securities Advisers
   Before Fees ................... 8.2%    7.7%     (4.8)%    32.9%    29.4%   19.0%     4.8%     13.9%    41.1%   25.8%
   After Fees .................... 6.8%    6.1%     (6.4)%    30.9%    28.1%   18.0%     4.3%     13.0%    40.3%   25.1%
NAREIT Equity Less Healthcare .... 15.8%   4.6%     (23.6)%   29.4%    20.7%   18.7%     3.0%     14.2%    36.4%   20.5%
Wilshire REIT Index .............. 17.5%   2.7%     (23.4)%   23.8%    15.3%   15.2%     2.7%     12.2%    37.0%   19.7%

  Notes:  The  subadvisor's   "After  Fees"  performance   includes   reinvested
dividends, capital gains and losses, and deducts advisory fees (generally between 0.65% and 0.75%) and other account expenses. The subadvisor's "Before Fees" performance is presented before applicable advisory fees and reflects growth investment results. Other indices noted do not deduct advisory fees. Past performance indicated for the subadvisor relates to all discretionary accounts managed using investment strategies and techniques similar to those used by the fund, and includes, for the period prior to July 1993, performance under a predecessor advisor (K.G. Redding & Associates) using the same investment approach and under the same primary portfolio manager. Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.

    The Wilshire REIT Index is a market capitalization weighted index comprised of 110 equity REITs as of December 1997. It does not include special purpose or healthcare REITs. The NAREIT Equity without Healthcare Index is a market capitalization weighted index comprised of 169 REITs, as of December 1997, with 75% or greater of their gross assets invested in equity ownership of real estate and excludes healthcare REITs.


24   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century, or by sponsors of multi mutual fund no- or low-transaction fee programs.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or its manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the co-administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager.

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The fund and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the fund's and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services, and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   25


systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the fund will not directly bear any of the cost.


    In light of these remediation efforts, the fund does not anticipate a material adverse impact on its business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the fund's business, operations or financial condition.

    In addition, the issuers of the securities in which the fund invests may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the fund's performance.


DISTRIBUTION OF FUND SHARES

    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly owned, indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Institutional Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Capital Portfolios, Inc., the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

    The American Century Real Estate Fund commenced operations June 16, 1997, after the RREEF Real Estate Securities Fund merged into the fund. As a successor to the RREEF fund, the prior performance history of the RREEF fund will continue in the fund.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Capital Portfolios, Inc. currently issues four series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of the fund: an Investor Class, an Institutional Class and an Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.

    The Investor Class is made available primarily to retail investors. The Advisor Class is offered primarily to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the other classes of shares offered by this Prospectus, call an Institutional Service Representative at 1-800-345-3533, or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described  below,  all classes of shares of a fund have  identical
voting,  dividend,   liquidation  and  other  rights,  preferences,   terms  and
conditions. The only differences among the various classes are (a) each


26   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                          ADDITIONAL INFORMATION YOU SHOULD KNOW   27


                                     NOTES


28   NOTES                                         AMERICAN CENTURY INVESTMENTS


                                     NOTES


PROSPECTUS                                                           NOTES   29


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

WWW.AMERICANCENTURY.COM

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